UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2026

Broadcom Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3421 Hillview Avenue
Palo Alto, California 94304
(Address of principal executive offices including zip code)

(650) 427-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 26, 2026, Broadcom Inc. (the “Company”) arranged for financial partners to take on a portion of certain agreements to purchase AI racks based on custom AI accelerators designed by the Company and the related lease agreements with the Company’s customer that enable the deployment of compute capacity.

In connection with this arrangement, the Company is providing residual value support to a newly formed special purpose vehicle (the “Backstop”). The Backstop is a contingent liability the Company believes has a low probability of occurring, supported by the expectation of a strong profitability trajectory of the customer and the sustaining value of the underlying assets. The total amount of the Backstop increases as the AI racks are delivered and deployed and decreases as the customer makes payments on its lease obligations.

In the event of a lease default by the customer, the remedies to limit the Company’s liability exposure include the assumption of the applicable lease, reselling the AI racks back to the seller at a fixed price under certain conditions, or arranging a sale of the applicable AI racks. The Company’s potential liability under the Backstop will be equal to any difference between 72.5% of the outstanding amounts owed on the lease and the value of the AI racks received upon the sale of the assets at that time. The Company’s maximum potential liability under the Backstop upon the deployment of the AI racks, on an undiscounted basis, is approximately $43 billion.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). These forward-looking statements are based on current expectations and beliefs of the Company’s management, current information available to the Company’s management, and current market trends and market conditions, and these forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Accordingly, undue reliance should not be placed on such statements. All forward-looking statements are qualified in their entirety by reference to the risk factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended November 2, 2025, Quarterly Report on Form 10-Q for the period ended August 2, 2026 and any subsequent reports that are filed with the Securities and Exchange Commission and include some important risk factors that may affect future results. The Company undertakes no intent or obligation to publicly update or revise the forward-looking statements made in this Current Report on Form 8-K, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2026

Broadcom Inc.

By:	/s/ Amie Thuener
Amie Thuener
Chief Financial Officer